UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2008

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of	Identification
incorporation)	Number)
21557 Telegraph Road, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

On July 29, 2008, Lear Corporation issued a press release reporting its financial results for the second quarter of 2008 and updating its financial outlook for 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On July 29, 2008, Lear Corporation made available the presentation slides attached hereto as Exhibit 99.2 in a webcast of its second quarter 2008 earnings call. Exhibit 99.2 is incorporated by reference herein.

The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release issued July 29, 2008, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its second quarter 2008 earnings call held on July 29, 2008, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: July 29, 2008	By: /s/ Matthew J. Simoncini
Name:	Matthew J. Simoncini
Title:	Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 29, 2008, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its second quarter 2008 earnings call held on July 29, 2008, furnished herewith.

4